Nishihama & Kishida, CPA's, Inc.
Certified Public Accountants

                                          Pacific Tower
                                  1001 Bishop Street, Suite 1760
                                   Honolulu, Hawaii 96813-3696
                                     Telephone (808) 524-2255
                                         Fax (808) 523-2090


                        November 16, 2000



U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:  Hosoi Garden Mortuary, Inc.
     Form 8-K Dated August 31, 2000


To Whom It May Concern:

On August 31, 2000, our firm was retained by Garden Life Plan, Ltd. ("GLP") to audit its financial statements for the years ended May 31, 1999 and 2000. We reviewed Hosoi Garden Mortuary, Inc.'s Form 8-K dated August 31, 2000, and do not have any disagreement with the statements set forth therein. However, we will not reach a final position on the issues discussed in the Form 8-K dated August 31, 2000, until our audit is completed.

If you have any questions, please do not hesitate to contact us.

                              Sincerely,

                              NISHIHAMA & KISHIDA, CPA's, INC.

     Glenn T. Kishida
     Principal